Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1 TO OPTION AND LICENSE AGREEMENT

This Amendment No. 1 to the Option and License Agreement (this “Amendment”) is made and entered into effective as of September 1, 2018 (the “Amendment Effective Date”) by and between Arcus Biosciences, Inc., a company organized under the laws of State of Delaware, U.S.A., having a business address at 3928 Point Eden Way, Hayward, CA 94545, U.S.A. (“Arcus”), and TAIHO Pharmaceutical Co., Ltd., a corporation organized under the laws of Japan, having a business address at 1-27 Kandanishiki-cho, Chiyoda-ku, Tokyo 101-8444, Japan (“TAIHO”).  Arcus and TAIHO are sometimes collectively referred to herein as the “Parties” and separately as a “Party.”  Capitalized terms used herein but not defined herein shall have the meaning set forth in that certain Option and License Agreement made and entered into effective as of September 19, 2017, by and between Arcus and TAIHO (the “Agreement”).

Whereas, pursuant to the Agreement, Arcus granted to TAIHO, with respect to each Arcus Program, (a) during the Exercise Period for such Arcus Program, an exclusive option to obtain an exclusive license to Develop and Commercialize the Option Products in such Arcus Program in the Field in and for the Territory and (b) upon TAIHO’s exercise of the Option, an exclusive license to Develop and Commercialize Licensed Products in the Field in and for the Territory during the Term.

Whereas, the Parties now desire to amend the Agreement [***] as set forth below.

Now, Therefore, in consideration of the mutual covenants, agreements and stipulations set forth herein, the receipt and legal sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

1.1Stage 1 Period.  Section 1.139 of the Agreement is deleted in its entirety and hereby replaced with the following:

“Stage 1 Period” shall mean, [***].

ARTICLE II

GENERAL

2.1No Other Modifications.  Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. No waiver, alteration or modification of any of the provisions of this Amendment shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized.  The waiver by either Party of a breach or a default of any provision of this Amendment by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

2.2Miscellaneous.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This Amendment, once executed by a Party may be delivered via electronic means of transmission and shall have the same force and effect as if it were executed and delivered by the Parties in the presence of one another.  This Amendment shall be governed by and construed in accordance with the laws of the State of California, United States without regard to its conflicts of laws principles.

[Remainder of Page Intentionally Left Blank]

CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the Amendment Effective Date by their duly authorized representatives.

TAIHO Pharmaceutical Co., Ltd.

By:	/s/Atsushi Azuma

Name:	Atsushi Azuma

Operating Officer, Director,
Title:	Business Development Department

Arcus Biosciences, Inc.

By:	/s/ Terry Rosen

Name:	Terry Rosen

Title:	CEO

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